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                                                                    EXHIBIT 10.1


                      [UNION BANK OF CALIFORNIA LETTERHEAD]



                                AMENDMENT LETTER



                                                  Commercial Banking Group
                                                  Union Bank of California
                                                  500 S. Main Street, Suite 200
                                                  Orange, CA 92868



April 20, 1999


Mr. William Healey, President
Smartflex Systems, Inc.
14312 Franklin Avenue
Tustin, CA 92680-7028

Re: FOURTH AMENDMENT ("Amendment") to the Amended and Restated Loan Agreement dated September 26, 1997 (this Amendment, the Third Amendment dated March 31, 1999, the Second Amendment dated November 17, 1998, the First Amendment dated October 1, 1998 and the Amended and Restated Loan Agreement together called the "Agreement")

Dear Mr. Healey:

In reference to the Agreement defined above between UNION BANK OF CALIFORNIA, N.A. ("BANK") and SMARTFLEX SYSTEMS, INC. ("BORROWER"), Bank and Borrower desire to amend the Agreement. Capitalized terms used herein which are not otherwise defined shall have the meanings given them in the Agreement.

         1.       Amendment to the Agreement:

                  (a) Section 5.10, of the Agreement, is hereby amended in its entirety to read as follows:

                           "CAPITAL EXPENDITURES. Borrower and its affiliates will not, in aggregate, make capital expenditures in excess of Ten Million Dollars ($10,000,000) in any fiscal year and shall only make such expenditures as are necessary for Borrower in the conduct of its ordinary course of business.

Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.



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This Fourth Amendment shall become effective when Bank shall have received the acknowledgment copy of this Fourth Amendment executed by Borrower.

Very truly yours,

UNION BANK OF CALIFORNIA, N.A.


By:      /s/ Robert Thomas
         ------------------------------
         Robert Thomas
Title:   Vice President


By:      /s/ Jim Heim
         ------------------------------
         Jim Heim
Title:   Vice President


AGREED AND ACCEPTED TO THIS 30TH DAY OF APRIL 1999.

SMARTFLEX SYSTEMS, INC.


By:      /s/ William L. Healey
         ------------------------------
         William Healey
Title:   President